Endocyte Inc. Supplemental PRECEDENT Trial Analysis December 13, 2011 Exhibit 99.2

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**EC20 Validation**

**PFS Analysis**

**Overall Survival**

PRECEDENT Trial Supplemental Analysis

Purpose Results
Validate EC20 to select FR
positive patients
Validated (inter-reader
agreement  85%)
Test robustness of PFS
primary endpoint
(investigator assessed)
PFS robust (no evidence of
bias)
Confirmed PFS results in
FR(++) group
Update OS analysis (102
events)
OS underpowered and
inconclusive

FR Positive Platinum-Resistant Ovarian Cancer Is an
Attractive Patient Population for Drug Approvals
• Platinum-resistant ovarian cancer overall survival
12.7 months
• Current drugs don’t delay progression or extend survival
and have toxicities that reduce quality of life

n= 149 patients
Platinum resistant
ovarian cancer patients
(failed first or second
platinum therapy < 6
months)
EC145 + PLD
PLD only
EC20 Scan
EC145= 2.5mg TIW wks 1, 3
PLD=50 mg/m 2 (IBW) every 28 days
PLD= 50 mg/m 2 (IBW) every 28 days

EC20 Validates
Reader Agreement
FR(+) > 1 positive lesion 87%
FR(++) all lesions positive 85%
Independent reader study validates EC20 to select FR positive patients for phase 3 study
Targeted >70% agreement

# PFS Analysis

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–

Investigator PFS Assessment Passed
Standard Battery of Tests for Robustness

Test for Imbalances Pass / Fail Results
Patient populations Pass Adjusted for imbalances in patient prognostic factors (e.g. performance status)
HR 0.597*
Study discontinuance Pass Treat discontinuance as event
HR 0.610*
Clinical progressions Pass Censor clinical progression
HR 0.601*
Off-schedule assessments Pass Off-schedule assessments
4.6% equal in both arms
Investigator delays calling
progression in treatment arm
versus control arm
**
Pass IRC called progression earlier less often in
treatment arm
(Treatment  38% versus Control 43%).
*  P-value <0.05
**  # Patients IRC PFS date Less than investigator / total # patients with > 1 CT scan

# PFS Analysis

## FR(+) Population

Probability of Progression – Free Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
PLD
EC145/PLD
PLD Median
EC145/PLD Median
0
5
10
15
20
Months from Randomization
1st Scan

| | EC145/PLD N=48 | PLD N=26 |
|---|---|---|
| Investigator Median PFS (months) | 5.7 | 1.7 |
| IRC Median PFS (months) | 4.0 | 1.5 |

As Expected Treatment Arm Median Decreased More Than Control Arm 6 Note: # of patients with > 1 follow up CT scan – EC145/PLD 33 and PLD 11

# PFS Analysis

| PFS Median (Months) | Investigator PFS | | | | | IRC PFS | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | EC145/PLD | PLD | Δ | HR | p-value | EC145/PLD | PLD | Δ | HR | p-value |
| ITT | 5.0 | 2.7 | 2.3 | 0.626 | 0.0310 | 4.2 | 2.0 | 2.2 | 0.768 | 0.2235 |
| FR(+) | 5.7 | 1.7 | 4.0 | 0.547 | 0.0406 | 4.0 | 1.5 | 2.5 | 0.652 | 0.1449 |
| **FR(++)** | **5.5** | **1.5** | **4.0** | **0.381** | **0.0134** | **4.0** | **1.5** | **2.5** | **0.465** | **0.0498** |

Investigator and IRC PFS Results 7 FR(++) results are statistically significant and clinically meaningful in both analyses

PFS Conclusions
• Primary endpoint (investigator assessed PFS) is robust and unbiased
• IRC confirmed statistically significant and clinically meaningful results in FR(++) group
• Greater confidence that phase 2 results can be repeated in phase 3 (blinded) confirmatory study

Historical PLD Phase 3 Trials in Platinum
Resistant Ovarian Cancer

Study Drug
N OS
Gordon et al. (2004)
PLD 130 8.3
Topotecan 128 9.5
Mutch et al. (2007)
PLD 99 13.5
Gemcitabine 96 12.7
Ferrandina et al. (2008)
PLD 76 12.7
Gemcitabine 77 11.5
Vergote et al. (2009)
PLD or Topotecan 229 13.5
Canfosfamide 232 8.5
Monk et al. (2010)
PLD 115 12.4
PLD + trabectedin 113 14.2
Colombo et al. (2010)
PLD 417 12.7
Patupilone 412 13.2
Historical Median Overall Survival of 12.7 months (8.3 - 13.5 months)

Overall Survival Underpowered and
Indeterminate
Overall Survival
ITT
n=149
FR(++)
n=38
EC145/PLD PLD EC145/PLD PLD
Median (months) 14.1 16.9 14.0 16.4
Hazard Ratio (95% CI)
1.099 (0.722, 1.673)
1.420
(0.631, 3.194)
6-month Survival Rate 81% 70%
73% 60%
12-month Survival Rate 62% 63%
64% 53%

• ITT OS hazard ratio is 1.0.  Higher in FR(++) group
• PLD arm much longer than historical  (16.9 versus 12.7 months)
• EC145/PLD arm median OS is longer than historical and early survival rates favor EC145/PLD

# Overall Survival

Probability of Overall Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
32

2:1 Randomization Introduced Greater
Variability in Control Arm OS Curve
Months
ITT Patient Population
EC145 + PLD (n=100)
PLD Alone (n=49)
PRECEDENT PLD control survival is more than 4 months longer than historic

EC145/PLD
Median
PLD
Median

Imbalance in PFI and Post-Trial Platinum
Therapy May Have Confounded OS Results
% of Patients
ITT FR(++)
EC145/PLD PLD EC145/PLD PLD
>
3 months platinum free interval* 56% 76% 57% 73%
Received post-study chemotherapy 70%
71% 65% 80%
Platinum 18% 33% 17% 27%
Topotecan 34% 31% 44% 33%
Gemcitabine 27% 37% 22% 33%
Paclitaxel/Docetaxel 24% 29% 30% 40%
Bevacizumab 18% 14% 22% 20%

* Last platinum dose to progression

OS Exploratory Analysis
Overall Survival Hazard Ratio
Population
(events by arm)
N
(1)
Unadjusted Analysis Adjusted Analysis
(2)
ITT  (events: 70/32)
149 1.099 0.928
FR(++) (events: 18/10)
38 1.420
0.495
1. EC20 scan assessment available for 94 of 149 patients.
2. Results from Cox proportional hazards model with age, platinum failure, CA-125 level, geography, tumor size, months since last platinum treatment, and ECOG as baseline factors included in the model.

Adjusting OS results based on PFS prognostic factors improve OS results particularly in FR(++) group

Overall Survival Conclusions
• Underpowered, particularly in the control arm (49 patients)
• Control arm curve median is significantly longer than in
historical PLD trials
• Imbalance in platinum free interval and post platinum
therapy may have impacted results
• Results inconclusive

Implications for Phase 3 Study
• Validation of EC20 allows
us to focus on FR(++)
population
• Higher confidence that
phase 2 results repeated in
phase 3 study
• Primary endpoint of phase
3 on blinded investigator
reads
• Include platinum free
interval in stratification
• 1:1 Randomization

FR(++) Population
EC145/PLD PLD
Investigator Assessment
PFS Median (months) 5.5
1.5
PFS Hazard Ratio 0.381 (p=0.0134)
IRC Assessment
PFS Median (months) 4.0
1.5
PFS Hazard Ratio 0.465 (p=0.0498)
Overall response rate
(1)
17.4%
6.7%
Median OS (months) 14.0
16.4
OS Hazard ratio (unadjusted) 1.420
OS Hazard ratio (adjusted)
(2)
0.495
1. Response confirmed by follow-up CT scan.
2. Results from Cox proportional hazards model with age, platinum failure, CA-125 level, geography, tumor size, months since last platinum treatment, and ECOG as baseline factors included in the model.

Questions & Answers